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                                EXHIBIT (23)(B)
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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the inclusion in this Registration Statement on Form S-4 of our report dated January 19, 1996 on our audit of the consolidated financial statements of DuQuoin Bancorp, Inc. as of and for the year ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts."



                                       BAIRD, KURTZ & DOBSON


                                       /s/ Baird, Kurtz & Dobson


St. Louis, Missouri
March 6, 1996